CAPSTEAD Information as of December 31, 2012 Investor Presentation Exhibit 99.1

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Cautionary Statement Concerning Forward-looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:
In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein.  It is not possible to identify all of the risks, uncertainties and other factors that may affect future results.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.  Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.
– changes in general economic conditions;
– fluctuations in interest rates and levels of mortgage
prepayments;
– the effectiveness of risk management strategies;
– the impact of differing levels of leverage employed;
– liquidity of secondary markets and credit markets;
– the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
– the availability of new investment capital;
– the availability of suitable qualifying investments from both an investment return and regulatory perspective;
– changes in legislation or regulation affecting Fannie Mae and
Freddie Mac (together, the “GSEs”) and similar federal
government agencies and related guarantees;
– deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities;
– changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment
Company Act of 1940; and
– increases in costs and other general competitive factors.

Company Summary
Proven Strategy
Experienced
Management Team
Aligned with
Stockholders
Overview of Capstead Mortgage Corporation
• Founded in 1985, Capstead is the oldest publicly-traded Agency mortgage REIT.
• At December 31, 2012, we had a residential ARM securities portfolio of $13.85 billion, supported by long-term investment capital of $1.60 billion levered 8.00 times.*
• Our five-year compound annual total return of 12.4% exceeded the Russell 2000 Index and the
NAREIT Mortgage REIT Index.**
• We invest exclusively in residential adjustable-rate mortgage (ARM) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.  Agency-guaranteed mortgage securities are considered to have little, if any, credit risk.
• Our focus on short-duration ARM securities augmented with 2-year interest rate swap agreements differentiates us from our peers because ARM securities reset to more current interest rates within a relatively short period of time. This allows for the recovery of financing spreads diminished during periods of rising interest rates and smaller fluctuations in portfolio values from changes in interest rates compared to fixed-rate mortgage securities. With this strategy, Capstead is recognized as the most defensively-positioned Agency mortgage REIT from an interest rate risk perspective.
• Our prudently leveraged portfolio provides financial flexibility to manage changing market conditions.
• Our top four executive officers have over 85 years of combined mortgage finance industry experience, including over 80 years at Capstead.
• We are self-managed with low operating costs and a focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders.

* Long-term investment capital includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.
** Compound annual growth rate is based on cumulative total returns assuming an investment in Capstead was made December 31, 2007 and dividends were reinvested.

Perpetual Preferred Trust Total Long-Term
   Common Series A Series B Preferred Investment Capital
NYSE Stock Ticker     CMO CMOPRA CMOPRB
Shares outstanding 96,229 186 16,493
Cost of preferred capital 11.44% 11.15% 8.49% 10.23%
Price as of March 1, 2013 $12.44
    $21.03
       $15.25
Book Value per common share $13.58
Price as a multiple of
December 31, 2012 book value
91.6%
Recorded value $1,308,133 $2,604 $186,388 $99,978 $1,597,103
Market capitalization as of March 1, 2013 $1,197,089 $3,912 $251,518 $99,978 $1,552,497
(a) As of December 31, 2012.
Market Snapshot
(dollars in thousands, except per share amounts)

(a)
(a)
(a)
(a)

Portfolio Leverage*

9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
7.85x
6.67x
6.91x
8.15x
8.05x
8.05x
7.96x
8.00x
12/31/08
12/31/09
12/31/10
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12

Long-Term Investment Capital

($ in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$
$860
$1,114
$1,127
$1,393
$1,502
$1,580
$1,664
$1,597
12%
21%
67%
9%
16%
75%
9%
16%
75%
7%
13%
80%
7%
12%
81%
6%
12%
82%
6%
11%
83%
6%
12%
82%
$100
$189
$1,308
12/31/08
12/31/09
12/31/10
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
Common Stock
Preferred Stock
Trust Preferred Securities, net

Capstead’s Prudent Use of Leverage

**
Borrowings under repurchase arrangements divided by long-term investment capital.
Portfolio leverage remained stable throughout 2012 at approximately eight times long-term investment capital.  In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-guaranteed ARM securities portfolio in today’s market conditions.
Through September 2012, we raised $142 million in new common equity capital using our at-the-market continuous offering program.  This program was suspended with the October 30, 2012 announcement of a $100 million common stock buy back program.  As of December 31, 2012, we repurchased $35 million in common shares under this authorization and an additional $7 million in early January 2013.

33%
67%
42%
58%
Capstead’s Proven Short-Duration Investment Strategy

As of December 31, 2012
As of December 31, 2012
Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo”
borrowings, augmented with two-year interest rate swap agreements for hedging purposes.
Residential ARM Securities Portfolio
Repurchase Arrangements & Similar Borrowings
Total: $12.78 billion
*    Based on fair market value as of the indicated balance sheet date.
Total: $13.85 billion*
• Most of our securities are backed by well-seasoned mortgage loans with coupon interest rates that reset at least annually or begin doing so after an initial fixed-rate period of five years or less.
• We have long-term relationships with numerous lending
counterparties.  As of December 31, 2012, we had borrowings
outstanding with 23 counterparties.
• Fourth quarter 2012 unhedged borrowing rates averaged 45
basis points, up from 41 basis points during the third quarter
(0.63% after considering currently-paying interest rate swaps).
• At December 31, 2012 we held $4.20 billion notional amount of currently-paying two-year interest rate swaps requiring fixed rate payments averaging 0.75% with average maturities of nine months. An additional $2.40 billion notional amount of two-year forward-starting swaps were held at year-end that will begin requiring fixed rate payments averaging 0.47% for two-year
periods beginning on various dates between January 2013 and
December 2013.
• The duration of our investment portfolio and related ‘repo’
borrowings was approximately 10 months and 8¼ months,
respectively, at December 31, 2012.  This  resulted in a net duration gap of approximately 1¾ months. Duration is a
measure of market price sensitivity to interest rate movements.
Longer-to-Reset
ARMs
$5.76 Billion
Current-Reset
ARMs
$8.09 Billion
Borrowings Hedged with
Currently-Paying
Interest Rate Swaps
$4.20 Billion
(excludes forward-
starting swaps)
Unhedged
Borrowings
$8.58 Billion

CMO
LISTED
NYSE

	2012				2011			
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Yields on residential mortgage investments: [(a)]								
Cash yields	2.60%	2.65%	2.71%	2.74%	2.77%	2.84%	2.97%	2.94%
Investment premium amortization	(0.84)	(0.79)	(0.67)	(0.60)	(0.66)	(0.67)	(0.59)	(0.58)
Adjusted yields	1.76	1.86	2.04	2.14	2.11	2.17	2.38	2.36
Related borrowing rates: [(b)]								
Unhedged borrowing rates	0.45	0.41	0.37	0.32	0.32	0.25	0.25	0.29
Fixed swap rates	0.75	0.78	0.80	0.85	0.90	0.98	1.02	1.07
Adjusted borrowing rates	0.63	0.56	0.54	0.49	0.54	0.57	0.55	0.59
Financing spreads on residential mortgage investments	1.13	1.30	1.50	1.65	1.57	1.60	1.83	1.77

(a) *Cash yields are based on the cash component of interest income. Investment premium amortization is determined using the interest method and incorporates actual and anticipated future mortgage prepayments. Both are expressed as a percentage calculated on an annualized basis on average amortized cost basis for the indicated periods.*

(b) *Unhedged borrowing rates represent average rates on repurchase agreements and similar borrowings. Fixed swap rates represent the average fixed rates on currently-paying interest rate swap agreements used to hedge short-term borrowing rates. Adjusted borrowing rates reflect unhedged borrowing rates and swap rates as well as differences between variable rate payments received on the Company's currently-paying swap agreements, which typically are based on one-month LIBOR, and unhedged borrowing rates as well as any measured hedge ineffectiveness, calculated on an annualized basis on average outstanding balances for the indicated periods.*

Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities. The Company believes that presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company's portfolio. The following reconciles these two measures.

	2012				2011			
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Financing spreads on residential mortgage investments	1.13%	1.30%	1.50%	1.65%	1.57%	1.60%	1.83%	1.77%
Impact of yields on other interest-earning assets*	(0.07)	(0.05)	(0.06)	(0.06)	(0.04)	(0.05)	(0.04)	(0.05)
Impact of borrowing rates on unsecured borrowings and other interest-paying liabilities*	(0.06)	(0.06)	(0.07)	(0.07)	(0.07)	(0.08)	(0.09)	(0.10)
Total financing spreads	1.00	1.19	1.37	1.52	1.46	1.47	1.70	1.62

* *Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties. Other interest-paying liabilities consist of long-term unsecured borrowings (at a borrowing rate of 8.49%) that the Company considers a component of its long-term investment capital and cash collateral payable to interest rate swap counterparties.*

Financing Spread Analysis As of December 31, 2012 (unaudited) 7

Capstead’s Stockholder Friendly Structure

Quarter Year
Ended Ended
Dec. 31, 2012
*
Dec. 31, 2012
*
Compensation-related expenses:
  Fixed:
Salaries and related deferred compensation match,
payroll taxes, insurance and other benefits    0.22%    0.23%
  Variable:
Incentive Compensation
**
0.12 0.26 58% and 67% of quarter and
Dividend Equivalent Rights 0.05 0.06 year-to-date compensation -
Performance Stock Awards 0.11 0.12 related expenses, respectively,
Related deferred compensation match and payroll taxes 0.02 0.03 were performance-based
0.30 0.47
0.52 0.70
Other platform expenses 0.27 0.27
          0.79%             0.97%
*
Expressed as a percentage of average long-term investment capital (LTIC).
**
Incentive compensation is based on a 10% participation in returns on LTIC in excess of benchmark returns (greater of 10% or the average 10-year Treasury rate plus 2.0%), capped at 50 basis points of LTIC and subject to Compensation Committee discretion.
• Self-managed with low operating costs.
• Our board of directors requires management to hold a significant amount of CMO stock based on a multiple of each executive’s base salary. As of  February 25, 2013 our directors and executive officers beneficially owned 1.8% of our common shares.
• Pay structure is variable through compensation elements that focus on “pay for performance.”
• Management is incented to grow the Company by issuing common equity capital when it is accretive to book value and earnings as opposed to increasing compensation or external management fees.
• Bottom line: our management prospers when our stockholders prosper.

* Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of December 31,
2012.  Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balance of the mortgage loans underlying these investments.  Fully indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins, as of December 31, 2012. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of December 31, 2012.
NOTE:  Excludes $9 million of fixed-rate investments.
Fully Average Months
Principal
Investment
Amortized Cost Basis  Fair Market
Net
Indexed
Net to
Balance
Premiums
($)
%
Value
WAC*
WAC*
Margins
Roll
Current-reset ARMs:
Fannie Mae Agency Securities $ 5,106,160 $121,326 $ 5,227,486 102.38 $5,411,503 2.45% 2.29% 1.70% 5.2
Freddie Mac Agency Securities   1,801,631 49,091 1,850,722 102.72 1,917,255 2.67 2.42 1.84 6.2
Ginnie Mae Agency Securities   722,922 16,563 739,485 102.29 754,178 2.48 1.70 1.51 6.2
Residential Mortgage Loans   5,031    20 5,051 100.40 5,119   3.51    2.38     2.04      4.5
7,635,744 187,000 7,822,744 102.45 8,088,055
2.51 2.27
1.71
5.5
Longer-to-reset ARMs:
Fannie Mae Agency Securities   2,840,886 112,623 2,953,509 103.96 2,981,497 2.97 2.61 1.76 43.7
Freddie Mac Agency Securities   1,799,277 73,606 1,872,883 104.09 1,888,667 2.97 2.67 1.84 47.4
Ginnie Mae Agency Securities   843,827   31,685 875,512 103.75 892,941   3.01    1.68    1.51   30.1
5,483,990   217,914 5,701,904 103.97 5,763,105   2.98    2.48    1.75
   42.8
$13,119,734 $404,914 $13,524,648 103.09 $13,851,160   2.70    2.36    1.73     21.1
Gross WAC (rate paid by borrowers)*
3.33
Key Elements of Capstead’s ARM Portfolio
As of December 31, 2012 (dollars in thousands, unaudited)

CAPSTEAD Appendix CAPSTEAD 10 * * * * *

Capstead’s Fourth Quarter 2012 Highlights
• Earnings of $35.1 million or $0.31 per diluted common share
• Financing spreads on residential mortgage investments declined 17 basis points to 1.13%
• Book value decreased $0.30 to $13.58 per common share
• Repurchased $42 million in common shares through early January 2013
• Portfolio leverage maintained at eight times long-term investment capital
• Operating costs as a percentage of average long-term investment capital decreased 9 basis points to 0.79%
• Comments from our January 30, 2013 earnings press release:
“During the fourth quarter yields on our portfolio were pressured by moderately higher mortgage prepayments as well as lower coupon resets reflecting declines in recent quarters in the six- and twelve-month LIBOR indexes. Meanwhile, our borrowing costs were higher, in part reflecting higher market rates over year-end as well as an increase in our currently-paying swap position.
Together, these factors contributed to a 17 basis point decline in our financing spreads to 1.13%, and a $0.04 reduction in our earnings to $0.31 per diluted common share.
“Although results have trended lower in recent quarters, we expect 2013 results will be more stable.  This belief reflects our confidence in our investment strategy of investing solely in short-duration ARM securities.  Approximately 93% of the mortgages underlying our current-reset ARM securities were originated prior to 2008 and carry coupon interest rates at or below prevailing fixed mortgage rates diminishing the economic advantage, if any, of refinancing. Additionally, refinancing for many of these homeowners continues to be hampered by low housing prices and credit problems.  Newer originations, primarily held in our longer-
to-reset portfolio, remain more susceptible to refinancing because it is easier for many of these borrowers to qualify for new mortgages and it may be more attractive to do so from a rate perspective in the current low mortgage interest rate environment. On an overall basis, we expect mortgage prepayment levels to remain manageable in the coming quarters absent additional government intervention to lower mortgage interest rates beyond the Federal Reserve's current bond buying program.  This should help contain investment premium amortization costs, which increased $2.2 million this quarter to $29.3 million. Also, further declines in weighted average coupons should be muted given that an increasing number of mortgage loans underlying our current-
reset ARM securities are at or near fully-indexed levels, which now reflect six- and twelve-month indices that have largely returned to the lower levels prevailing in late 2010.  With respect to our borrowing costs, we have experienced lower market rates subsequent to year-end. Additionally, $2.90 billion of our currently-paying interest rate swaps with average fixed rates of 0.85% will mature during 2013 and have already been largely replaced at significantly lower rates.
“We remain confident in and focused on our investment strategy of managing a conservatively leveraged portfolio of agency-
guaranteed residential ARM securities that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.”

CMO LISTED NYSE

	Quarter Ended				
	December 2012	September 2012	June 2012	March 2012	December 2011
Interest income:					
Residential mortgage investments	$ 60,948	$ 63,463	$ 65,787	$ 65,733	$ 63,910
Other	218	154	176	150	71
	61,166	63,617	65,963	65,883	63,981
Interest expense:					
Repurchase arrangements and similar borrowings	(20,672)	(17,875)	(16,451)	(14,103)	(15,556)
Unsecured borrowings	(2,187)	(2,186)	(2,187)	(2,187)	(2,187)
	(22,859)	(20,061)	(18,638)	(16,290)	(17,743)
	38,307	43,556	47,325	49,593	46,238
Other revenue (expense):					
Miscellaneous other revenue (expense)	(24)	9	13	(169)	(97)
Incentive compensation	(515)	(781)	(1,295)	(1,538)	(1,548)
Salaries and benefits	(1,638)	(1,696)	(1,682)	(1,827)	(1,698)
Other general and administrative expense	(1,111)	(1,115)	(1,091)	(954)	(992)
	(3,288)	(3,583)	(4,055)	(4,488)	(4,335)
Income before equity in earnings of unconsolidated affiliates	35,019	39,973	43,270	45,105	41,903
Equity in earnings of unconsolidated affiliates	65	64	65	65	65
Net income	$ 35,084	$ 40,037	$ 43,335	$ 45,170	$ 41,968
Net income per diluted common share	$0.31	$0.35	$0.40	$0.44	$0.43
Average long-term investment capital	$ 1,639,014	$ 1,629,566	$ 1,544,380	$ 1,454,495	$ 1,370,471
Average balance of mortgage assets	13,888,637	13,657,286	12,922,725	12,280,065	12,111,091
Investment premium amortization	29,331	27,151	21,699	18,496	20,054
Average CPR*	19.6%	18.7%	15.9%	14.5%	15.6%
Average financing spreads on residential mortgage investments	1.13	1.30	1.50	1.65	1.57

Capstead’s Quarterly Income Statements (dollars in thousands, except per share amounts) (unaudited) 12 * The constant prepayment rate, or CPR, represents only prepayments.

Capstead’s Annual Income Statements –
Five Years Ended 2012
(dollars in thousands, except per share amounts) (unaudited)

December December December December December
2012 2011 2010 2009 2008
Interest income:
Residential mortgage investments 255,931 $         243,077 $         198,488 $         313,676 $         394,729 $
Other 698                     301                     1,290                  919                     5,760
256,629            243,378            199,778            314,595            400,489
Interest expense:
Repurchase arrangements and similar borrowings (69,101)             (57,328)             (47,502)             (120,083)           (249,706)
Unsecured borrowings (8,747)                 (8,747)                 (8,747)                 (8,747)                 (8,747)
Other -                           (5)                         (2)                         -                           -
(77,848)             (66,080)             (56,251)             (128,830)           (258,453)
178,781            177,298            143,527            185,765            142,036
Other revenue (expense):
Miscellaneous other revenue (expense) (171)                    (1,023)                 (904)                    (40,641)             (1,593)
Incentive compensation (4,129)                 (5,697)                 (5,055)                 (4,769)                 (6,000)
Salaries and benefits (6,843)                 (6,701)                 (6,097)                 (5,655)                 (4,978)
Other general and administrative expense (4,271)                 (3,932)                 (4,834)                 (5,696)                 (3,801)
(15,414)             (17,353)             (16,890)             (56,761)             (16,372)
Income before equity in earnings of unconsolidated affiliates 163,367            159,945            126,637            129,004            125,664
Equity in earnings of unconsolidated affiliates 259                     259                     259                     259                     259
Net income 163,626 $         160,204 $         126,896 $         129,263 $         125,923 $
Net income per diluted common share $1.50 $1.75 $1.52 $1.66 $1.93
Average long-term investment capital 1,567,232 $      1,284,057 $      1,120,647 $      1,032,853 $      813,428 $
Average balance of mortgage assets 13,190,380       10,839,749       7,665,796         7,604,530         7,630,958
Investment premium amortization 96,677               68,077               57,634               29,426               29,336
Average CPR*
Average financing spreads on residential mortgage investments                    1.68
                   16.1%
Year Ended
                   16.6%
                   1.67
                   16.0%
                   1.93
                   29.1%
                   2.42                    1.38
                   17.2%
*    The constant prepayment rate, or CPR, represents only prepayments.

CMO LISTED NYSE

	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Assets					
Residential mortgage investments	$ 13,860,158	$ 12,264,906	$ 8,515,691	$ 8,081,050	$ 7,456,086
Commercial loan investments	-	-	-	10,053	43,163
Cash collateral receivable from interest rate swap counterparties	49,972	48,505	35,289	30,485	53,676
Interest rate swap agreements at fair value	169	617	9,597	1,758	-
Cash and cash equivalents	425,445	426,717	359,590	409,623	96,839
Receivables and other assets	130,402	100,760	76,078	92,817	76,481
Investments in unconsolidated affiliates	3,117	3,117	3,117	3,117	3,117
	$ 14,469,263	$ 12,844,622	$ 8,999,362	$ 8,628,903	$ 7,729,362
Liabilities					
Repurchase arrangements and similar borrowings	$ 12,784,238	$ 11,352,444	$ 7,792,743	$ 7,435,256	$ 6,751,500
Cash collateral payable to interest rate swap counterparties	-	-	9,024	-	-
Interest rate swap agreements at fair value	32,868	31,348	16,337	9,218	46,679
Unsecured borrowings	103,095	103,095	103,095	103,095	103,095
Common stock dividend payable	29,512	38,184	27,401	37,432	22,728
Accounts payable and accrued expenses	22,425	26,844	23,337	29,961	44,910
	12,972,138	11,551,915	7,971,937	7,614,962	6,968,912
Stockholders' Equity					
Perpetual preferred stock	188,992	184,514	179,323	179,333	179,460
Common stock	1,014,223	903,653	674,202	661,724	618,369
Accumulated other comprehensive income	293,910	204,540	173,900	172,884	(37,379)
	1,497,125	1,292,707	1,027,425	1,013,941	760,450
	$ 14,469,263	$ 12,844,622	$ 8,999,362	$ 8,628,903	$ 7,729,362
Book value per common share (based on common shares outstanding and calculated assuming liquidation preferences for the Series A and B preferred stock) (unaudited)	**$13.58**	**$12.52**	**$12.02**	**$11.99**	**$9.14**
Long-term investment capital (stockholders' equity and unsecured borrowings, net of investments in related unconsolidated affiliates) (unaudited)	**$1,597,103**	**$1,392,685**	**$1,127,403**	**$1,113,919**	**$860,428**
Portfolio leverage (repurchase arrangements and similar borrowings divided by long-term investment capital) (unaudited)	**8.00:1**	**8.15:1**	**6.91:1**	**6.67:1**	**7.85:1**

Capstead’s Comparative Balance Sheets (dollars in thousands, except per share amounts) 14

Experienced Management Team

Over 85 years of combined mortgage finance industry experience, including over 80 years at Capstead.
Andrew F. Jacobs – President and Chief Executive Officer, Director
– Has served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988
– Certified Public Accountant (“CPA”), member of the Executive Board of the National Association of Real Estate Investment Trusts
(“NAREIT”), chairman of NAREIT’s Council of Mortgage REITs, member of the Executive Committee of the Chancellors Council of
the University of Texas System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas
at Austin, the American Institute of Certified Public Accountants (“AICPA”), and the Financial Executives International (“FEI”)
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions at Capstead since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions at Capstead since 1994
– Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions at Capstead since 1994
– MBA, Southern Methodist University, Dallas, Texas